Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



              In connection with the Quarterly Report of Score One, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2005 filed with the Securities and Exchange Commission (the "Report"), we, Hoi-ho Kiu, Chief Executive Officer of the Company, and Lai Ming Lau, Chief Financial Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      The Report fully  complies with the  requirements  of
                           Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2)      The  information   contained  in  the  Report  fairly
                           presents, in all material respects, the financial condition and results of operations of the Company.



                                          /s/ Hoi-hu Kiu
                                          ----------------------------
                                          Hoi-ho Kiu
                                          Chief Executive Officer
                                          April 19, 2006



                                          /s/ Lai Ming Lau
                                          ---------------------------
                                          Lai Ming Lau
                                          Chief Financial Officer
                                          April 19, 2006